EXECUTION COPY

FIFTH AMENDMENT AND CONSENT AGREEMENT

This **FIFTH AMENDMENT AND CONSENT AGREEMENT** (this "**Agreement**") is made and entered into as of January 31, 2012, by and among **SHENANDOAH TELECOMMUNICATIONS COMPANY**, a Virginia corporation ("**Borrower**"), each of the subsidiaries of Borrower identified as guarantors on the signature pages hereto (individually, a "**Guarantor**" and, collectively, the "**Guarantors**"; and together with Borrower, individually a "**Loan Party**" and, collectively, the "**Loan Parties**"), **COBANK, ACB**, as Administrative Agent ("**Administrative Agent**"), and each of the financial institutions executing this Agreement and identified as a Lender on the signature pages hereto (the "**Lenders**").

RECITALS

WHEREAS, Borrower, the Guarantors and the Lenders have entered into that certain Credit Agreement, dated as of July 30, 2010 (as amended, modified, supplemented, extended or restated from time to time, the "**Credit Agreement**");

WHEREAS, Borrower and the Guarantors, on or around February 29, 2012, desire to amend the corporate documents of the following entities in order to convert each such entity from a Virginia corporation to a Virginia limited liability company: (a) Shentel Service Company, (b) Shentel Cable Company, (c) Shenandoah Cable Television Company, (d) Shentel Personal Communications Company, and (e) Shenandoah Mobile Company (each a "**Converted Entity**" and collectively, the "**Converted Entities**") (the "**Conversion**");

WHEREAS, on or around June 30, 2012, one or more of the Converted Entities and/ or one or more of the other Guarantors shall effectuate one or more mergers whereby certain Converted Entities and/ or certain other Guarantors shall merge into Shenandoah Cable Television Company or such other Converted Entity or other Guarantor as reasonably determined by Borrower (the "**Merger**"); and

WHEREAS, the Lenders (i) have agreed to certain modifications to the Credit Agreement and (ii) the Lenders and the Administrative Agent have consented to the Conversion and the Merger, each as more fully described herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of Borrower, the Guarantors and the Lenders party hereto hereby agrees as follows:

SECTION 1. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

SECTION 2. Amendments. In reliance on the representations and warranties of Borrower and the Guarantors contained in this Agreement and in connection with Borrower's

request therefor, and subject to the effectiveness of this Agreement as described below, the Credit Agreement is hereby amended as follows:

(A) Subsection 4.4. Subsection 4.4 of the Credit Agreement is hereby amended by amending and restating such Subsection 4.4 in its entirety with "Reserved.".

(B) Subsection 6.1(C). Subsection 6.1(C) of the Credit Agreement is hereby amended by amending and restating such Subsection 6.1(C) in its entirety as follows:

> "(C) Breach of Certain Provisions. Failure of any Loan Party or any of its respective Subsidiaries to perform or comply with any term or condition contained in that portion of Subsection 2.2 relating to such Loan Party's or its respective Subsidiaries' obligation to maintain insurance, Subsections 2.4 or 2.5, Section 3, or Subsections 4.1, 4.2, 4.3, 4.5, 4.6(A), 4.6(B), 4.6 (C), or 4.6(H); or"

(C) Subsection 10.1. Subsection 10.1 of the Credit Agreement is hereby amended by deleting the definition of "Fixed Charge Coverage Ratio" of such Subsection 10.1 in its entirety.

(D) Subsection 10.1. Subsection 10.1 of the Credit Agreement is hereby amended by deleting the definition of "Fixed Charges" of such Subsection 10.1 in its entirety.

(E) Exhibit 4.6(C). Exhibit 4.6(C) of the Credit Agreement is hereby amended by deleting Covenant 4.4 of such Exhibit 4.6(C) in its entirety.

SECTION 3. Consent. Notwithstanding that consent to the same may not be required by the Credit Agreement or other Loan Documents in certain instances, in reliance on the written representations, warranties and confirmations of Borrower and the Guarantors contained in this Agreement, and subject to the effectiveness of this Agreement as described below, each of the Administrative Agent and the Lenders party hereto consent to the Conversion and the Merger, provided that, (i) no Guarantor shall merge into or with any Excluded Subsidiary or Borrower, (ii) Borrower shall deliver, or cause to be delivered, to the Administrative Agent all such documents, instruments, secretary's certificates, and financing statements as may be reasonably required by the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent, (iii) Borrower shall pay all necessary filing and recording fees and taxes, and (iv) Borrower shall take, or cause to be taken, all other actions reasonably requested by the Administrative Agent (including, at the reasonable request of the Administrative Agent, delivery of opinions of counsel reasonably satisfactory to the Administrative Agent), in order to perfect and maintain the Lien upon and security interest in the Collateral provided for in the Loan Documents in accordance with the provisions of the Loan Documents.

SECTION 4. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document. Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and the Loan Documents shall remain in full force and effect.

SECTION 5. Each of the Loan Parties hereby represents and warrants to the Lenders as follows:

(A) Such Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

(B) The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

(1) require any Governmental Approval or violate any Applicable Law relating to such Loan Party;

(2) conflict with, result in a breach of or constitute a default under the organizational documents of such Loan Party, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any Governmental Approval relating to it; or

(3) result in or require the creation or imposition of any Lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such Loan Party.

(C) The representations and warranties of such Loan Party set forth in the Loan Documents are true and correct as of the date hereof as if made on the date hereof.

(D) No Event of Default under the Loan Documents has occurred and is continuing as of this date.

SECTION 6. Borrower hereby confirms and agrees that (a) each Security Document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement.

SECTION 7. Each of the Guarantors hereby confirms and agrees that (a) its guarantee contained in the Credit Agreement and each Security Document to which it is a party is and shall continue to be in full force and effect, and (b) the obligations guaranteed or secured by each such applicable document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement.

SECTION 8. This Agreement shall be effective only upon (i) receipt by the Administrative Agent of an execution counterpart hereto signed by Borrower, each Guarantor, and each Lender, (ii) receipt by the Administrative Agent of a fully executed amendment fee letter (the "**Fee Letter**"), executed by Borrower and (iii) receipt by the Administrative Agent, on behalf of itself and the other Lenders who have delivered a pdf of their executed counterpart of this Agreement pursuant to the instructions of the Administrative Agent no later than 5:00 PM EST on January 30, 2012, of any and all funds as set forth in the Fee Letter.

SECTION 9. Borrower agrees to pay to the Administrative Agent, on demand, all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel retained by the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and all other instruments and documents contemplated hereby.

SECTION 10. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns. and all of which taken together shall constitute one and the same agreement.

SECTION 11. This Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement, including the governing law provisions thereof.

[Signatures Follow on Next Page.]

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

SHENANDOAH TELECOMMUNICATIONS COMPANY,
as Borrower

By: ______________________
Name: Christopher E. French
Title: President

SHENANDOAH CABLE TELEVISION COMPANY,
SHENTEL CABLE COMPANY,
SHENTEL SERVICE COMPANY,
SHENANDOAH PERSONAL COMMUNICATIONS COMPANY,
SHENANDOAH MOBILE COMPANY,
SHENANDOAH LONG DISTANCE COMPANY,
SHENTEL COMMUNICATIONS COMPANY,
SHENANDOAH NETWORK COMPANY,
SHENTEL MANAGEMENT COMPANY,
SHENTEL CONVERGED SERVICES OF WEST VIRGINIA, INC.
each as a Guarantor

By: ______________________
Name: Christopher E. French
Title: President

[Signatures continued on following page]